UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 31, 2006
CIVITAS BANKGROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-27393	62-1297760

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

4 Corporate Centre, 810 Crescent Centre Drive, Suite 320, Franklin, Tennessee	37067

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 263-9500
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On March 31, 2006, Civitas BankGroup, Inc. issued the press release furnished herewith as Exhibit 99.1 announcing that it closed the sale of its 50% ownership interest in The Murray Banc Holding Company, LLC.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
               99.1    Press Release of Civitas BankGroup, Inc. dated March 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Lisa Musgrove
	Name:	Lisa Musgrove
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: March 31, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Civitas BankGroup, Inc. dated March 31, 2006.